                                                               Exhibit 10.31

                     CONSENT, WAIVER AND AMENDMENT NO. 4
                                     TO
                         SECOND AMENDED AND RESTATED
                              CREDIT AGREEMENT

         This Consent, Waiver and Amendment No. 4 to Second Amended and Restated Credit Agreement (this "Consent, Waiver and Amendment"), dated as
                                 -----------------------------
of March 24, 2006, amends that certain Second Amended and Restated Credit Agreement, dated as of March 25, 2004, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of February 8, 2005, Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of December 23, 2005 and Amendment No. 3 to Second Amended and Restated Credit Agreement, dated as of January 20, 2006 (as so amended, the "Agreement"),
                                                             ---------
among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and
                                                             ------
collectively as the "Lenders"), Bank of America, N.A., with an office at 55
                     -------
South Lake Avenue, Suite 900, Pasadena, California 91101, as administrative agent for the Lenders (in its capacity as agent, the "Agent"), Cenveo, Inc.
                                                      -----
(f/k/a Mail-Well, Inc.), a Colorado corporation ("Parent"), Cenveo
                                                  ------
Corporation (f/k/a Mail-Well I Corporation), a Delaware corporation ("Cenveo"), and certain subsidiaries of Cenveo (Cenveo and each such
  ------
subsidiary, individually, a "Borrower", and, collectively, the "Borrowers").
                             --------                           ---------
Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                               R E C I T A L S

         WHEREAS, Parent, the Borrowers, the Lenders and the Agent have entered into the Agreement;

         WHEREAS, the parties are concurrently herewith entering into that certain Amendment No. 2 to Amended and Restated Security Agreement, dated of even date herewith (the "Security Agreement Amendment");
                         ----------------------------

         WHEREAS, Parent and the Borrowers desire to amend the Agreement in order to amend and waive certain provisions of the Agreement in connection with the Lenders' consent to the Supremex Sale (as defined herein) and related transactions; and

         WHEREAS, the Agent and the Lenders are willing to do so, subject to the terms and conditions stated herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Agent, the Lenders, Parent and the Borrowers hereby agree as follows.

                              A G R E E M E N T

         Section 1. Amendments to the Agreement. The Agent, the Lenders,
                    ---------------------------
Parent and the Borrowers agree that the Agreement shall be amended as follows:

         A. The defined term "Affiliate" contained in Annex A of the
                                                      -------
Agreement is hereby amended by deleting the phrase "5% or more of the outstanding equity interest" in its entirety and substituting therefor the new phrase "10% or more of the outstanding equity interest".

         B. The defined term "Permitted Strategic Investment" contained in Annex A of the Agreement is hereby amended and restated in its entirety to
-------
read as follows:

         "Permitted Strategic Investment" means any investment (including
         ------------------------------
    loans and advances) by Parent or any of its Subsidiaries that conforms to the following requirements: (i) the Person in whom such investment is made is in a substantially similar or ancillary line of business as one or more of the Borrowers, (ii) all transactions related to such investment shall be consummated in accordance with applicable Requirements of Law, (iii) such investment shall be non-hostile in nature, (iv) such investment does not constitute an Acquisition, (v) the aggregate amount of consideration (other than Capital Stock of Parent) paid by Parent or any of its subsidiaries for all such investments since the Closing Date shall not exceed $20,000,000, and (vi) immediately after giving effect to such investment: (A) no Default or Event of Default exists or would result therefrom, and, for purposes of this clause, Parent shall deliver a certificate, signed by a Responsible Officer of Parent, demonstrating that Parent will continue to be in compliance with its financial covenants hereunder on a pro forma basis, taking such investment into account, (B) any investment securities resulting from such investment shall be owned directly by the Parent or a Loan Party, and such Person shall have taken all actions required by the Agent with respect to perfecting the Agent's Liens in any such investment securities resulting from such investment, and (C) with respect to any investment where some or all of the consideration paid by Parent or any of its Subsidiaries is other than Capital Stock of Parent, Borrowers would have Availability of not less than $50,000,000 (with all obligations of Borrowers and their Subsidiaries being current) after giving effect to such investment.

         C. Annex A of the Agreement is hereby amended by adding a new
            -------
definition thereto which shall read as follows:

         "Supremex Income Fund" means Supremex Income Fund, an
          --------------------
    unincorporated open-ended trust established under the laws of the Province of Quebec.

         D. Sections 5.3(j) and (k) of the Agreement and hereby amended and restated in their entirety to read as follows:

         (j) (1) At least 10 Business Days prior written notice of any change in any Loan Party's name as it appears in the state of its incorporation or other organization, state of incorporation or organization, type of entity, organizational identification number, or form of organization, trade names under which it will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, and (2) concurrent written notice of the disposition (including any Permitted Disposition) of any Eligible Equipment with an orderly liquidation value of $1,000,000 or more, in the aggregate, and (3) written notice within one month after (y) any disposition (including any Permitted Disposition) of Eligible Equipment with an orderly liquidation value of less than $1,000,000, in the aggregate, or other Equipment with a Fair Market Value of $1,000,000 or more, in the aggregate, or (z) the change in location of any Collateral with a Fair Market Value of $1,000,000 or more, in the aggregate;

         (k) Within 10 Business Days after Parent or any of its
    ERISA Affiliates knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code), which could reasonably be expected to result in liability of one or more Loan Parties in excess of $500,000, has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto;

         E. Section 6.19(c) of the Agreement is hereby amended and restated
            ---------------
in its entirety to read as follows:

         (i) No ERISA Event has occurred or is reasonably expected to occur which would reasonably be expected to have a Material Adverse Effect; (ii) no Pension Plan has any Unfunded Pension Liability in an amount in excess of $10,000,000; (iii) neither Parent, nor any of its Subsidiaries, nor any of their ERISA Affiliates has incurred, or reasonably expects to incur, any liability (A) under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA), (B) under Section 4201or 4243 of ERISA with respect to a Multi-employer Plan (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability), or (C) as a result of a transaction that could be subject to Section 4069 or 4212(c) of ERISA, which liability described in the foregoing clauses (A) through (C), individually or in the aggregate, could reasonably be expected to exceed $10,000,000.

         F. Section 7.15 of the Agreement is hereby amended and restated in
            ------------
its entirety to read as follows:

         7.15 Transactions with Affiliates. Except as set forth
              ----------------------------
    below in this Section 7.15, or as explicitly permitted in another
                  ------------
    Section of this Credit Agreement, neither Parent nor any Loan Party shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, but subject to the limitations set forth in Sections 7.9, 7.10, 7.12, 7.13, or 7.18, while no Default
             ------------  ----  ----  ----     ----
    or Event of Default has occurred and is continuing Parent and the Loan Parties may engage in (i) ordinary course cash management transactions among themselves and with other Affiliates notwithstanding the failure to charge interest in connection with such transactions, (ii) Permitted Intercompany Transfers, and (iii) transactions with Affiliates in the ordinary course of business, consistent with past practices (if any), and to the extent the aggregate consideration for such transaction(s), individually or in the aggregate with respect to a series of related transactions, exceeds $1,000,000, then in amounts and upon terms fully disclosed to the Agent, and no less favorable to Parent and such Loan Parties than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate.

         G. Section 7.21 of the Agreement is hereby amended and restated in
            ------------
its entirety to read as follows:

         7.21 Fiscal Year. Parent shall not (i) except upon 30 days
              -----------
    prior written notice to the Agent, change its Fiscal Year, and (ii) permit any of its Subsidiaries to have a fiscal year different from Parent's.

         H. The second sentence of Section 12.11(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

    Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of all of the Lenders; provided that the Agent may, in its discretion,
                 --------
    release the Agent's Liens on Collateral valued in the aggregate not in excess of $2,000,000 during each Fiscal Year without the prior written authorization of the Lenders and the Agent may release the Agent's Liens on Collateral valued in the aggregate not in excess of $3,000,000 during each Fiscal Year with the prior written authorization of Required Lenders.

         Section 2. Waiver and Consent to Prepayment of Fleet Lease.
                    -----------------------------------------------
Pursuant to Section 7.14 of the Agreement, neither Parent nor any of its
            ------------
Subsidiaries shall voluntarily prepay any Debt. Parent and Borrowers have informed the Agent that they desire to prepay in full and terminate the Debt under the Fleet Lease (the "Fleet Lease Prepayment"), and have requested the
                            ----------------------
consent of Agent and the Lenders to such prepayment. Agent and the Lenders hereby consent to the Fleet Lease Prepayment and waive any Defaults in connection with the Fleet Lease Prepayment, so long as the amount of the Fleet Lease Prepayment does not exceed US$12,000,000 and so long as the prepayment is made from proceeds of the Supremex Inc. sale and related transactions referred to in Section 3 below. The foregoing waiver shall be limited precisely as written and shall not be deemed to be a waiver or modification of any other term or condition of the Agreement, or prejudice any right or remedy which Agent and the Lenders may now or in the future have under or in connection with the Agreement.

         Section 3. Consent to Sale of Supremex Inc. and Related
                    --------------------------------------------
Transactions. Subject to the conditions precedent contained in this Consent,
------------
Waiver and Amendment and notwithstanding Sections 7.2, 7.9, 7.13(i), 7.15 or
                                         ------------  ---  -------  ----
7.26 of the Agreement or any other provision contained therein or in any
----
other Loan Document, the Lenders hereby consent to each of the transactions set forth in Schedule 1 attached hereto. In order to facilitate the
             ----------
consummation of the transactions enumerated in Schedule 1 hereto, the
                                               ----------
Lenders hereby irrevocably authorize the Agent to release any Agent's Liens upon (i) Cenveo Canada's and Supremex's (as such terms are defined in
Schedule 1 hereto) right, title and interest in the Portland Facility, the
----------
Omemee Facility and the St. Louis Facility (it being understood and agreed that the Agent shall, upon the sale of the Portland Facility and the St. Louis Facility to Cenveo, have a Lien upon Cenveo's right, title and interest therein pursuant to the Security Agreement), (ii) the Buffalo Assets (as defined in Schedule 1 hereto), and (iii) the outstanding capital
                      ----------
stock of Amalco (as defined in the Acquisition Agreement referenced below), PNG, Innova, Supremex, Cenveo Canada, Cenveo International, Texas LP and Cenveo West (as such terms are defined in Schedule 1 hereto) that has been
                                          ----------
pledged to Agent for the ratable benefit of the Lenders pursuant to the Pledge Agreement and/or the Security Agreement, which release shall be effective immediately and automatically upon the closing of the sale and purchase of the Shares (as defined in the Acquisition Agreement referenced below) pursuant to the Acquisition Agreement. The Lenders also hereby consent to the release of (i) PNG, Innova, Supremex and Cenveo Canada as Canadian Guarantors (and as "Grantors" under the Canadian Security Documents), (ii) Cenveo International, Texas LP and Cenveo West as Guarantors (and as "Grantors" under the Security Agreement), and (iii) all Liens granted by PNG, Innova, Supremex, Cenveo Canada, Cenveo International, Texas LP and Cenveo West in favor of the Agent pursuant to the Loan Documents, which release shall be effective immediately and automatically upon the closing of the sale and purchase of the Shares (as defined in the Acquisition Agreement referenced below) pursuant to the Acquisition Agreement. The Agent is hereby authorized to execute, deliver and/or file such lien releases, mortgage releases, discharges of security interests, termination statements and other similar discharge or release documents (in recordable form if applicable) as are necessary to effectuate such releases. Cenveo, the Agent and the Lenders acknowledge and agree that Cenveo's right, title and interest in and to the Vendor Units (as defined in the Acquisition Agreement) issued to Cenveo by Supremex Income Fund will all be subject to the pledge and security interest granted to the Agent under the Security Agreement and the Pledge Agreement, subject to the restrictions on disposition set forth in Section 20 of the Underwriting Agreement (as defined in the Acquisition Agreement). Notwithstanding anything to the contrary in the Agreement, the Pledge Agreement or the Security Agreement, the Collateral shall not include any shares of any "unlimited liability company" organized under the laws of the Province of Nova Scotia, Canada, including, without limitation, the shares of Cenveo McLaren Morris and Todd Company that are being transferred by Amalco to Cenveo.

         Section 4. Consent to Sale of Assets in Armstrong White Facility
                    -----------------------------------------------------
and Related Loan. Subject to the conditions precedent contained in this
----------------
Consent, Waiver and Amendment and
notwithstanding any provision contained in the Agreement or any other Loan Document, the Lenders hereby consent to (i) a sale by Cenveo of all of the assets used in its Armstrong White facility located in Bloomfield Hills, MI, for a purchase price consisting of $250,000 in cash and certain other consideration, and (ii) a one-year, interest-bearing, $1,000,000 loan from Cenveo to the purchasers of such assets.

         Section 5. Consent to Sale of Assets in Chestertown, Maryland and
                    ------------------------------------------------------
Business and Assets in Somerville, Massachusetts. Subject to the conditions
------------------------------------------------
precedent contained in this Consent, Waiver and Amendment and notwithstanding any provision contained in the Agreement or any other Loan Document, the Lenders hereby consent to (i) a sale by Cenveo of the fixtures and building in its facility located in Chestertown, Maryland for a purchase price of not less than $1,500,000 in cash, and (ii) a sale by Cenveo of the business and all assets in its facility located in Somerville, Massachusetts (and, until the sale thereof, the leasing of the building located at such facility) for a purchase price of not less than $6,500,000 in cash.

         Section 6. Consent to Security Agreement Amendment. Subject to the
                    ---------------------------------------
conditions precedent contained in this Consent, Waiver and Amendment, the Lenders hereby consent to the Security Agreement Amendment.

         Section 7. Conditions. The effectiveness of this Consent, Waiver
                    ----------
and Amendment is subject to the satisfaction of the following conditions precedent:

                 A. Consent, Waiver and Amendment. A fully executed copy of
                    -----------------------------
this Consent, Waiver and Amendment signed by Parent, the Borrowers, and the Lenders shall be delivered to the Agent, together with a consent hereto from the Guarantors;

                 B. Security Agreement Amendment. A fully executed copy of the
                    ----------------------------
Security Agreement Amendment signed by the Grantors shall be delivered to the Agent;

                 C. Acquisition Documents. A fully executed copy of (i) the
                    ---------------------
Acquisition Agreement among Supremex Income Fund, Cenveo and Parent (the "Acquisition Agreement") and (ii) the Asset Purchase Agreement (as defined
 ---------------------
in the Acquisition Agreement), each in form and substance satisfactory to the Agent and signed by all of the parties thereto shall be delivered to the Agent, together with all schedules, exhibits related thereto and other related documents.

                 D. Other Documents. Parent and the Borrowers shall have
                    ---------------
executed and delivered to the Agent such other documents and instruments as the Agent may reasonably require in furtherance of this Consent, Waiver and Amendment.

         Section 8. Miscellaneous.
                    -------------

                 A. Survival of Representations and Warranties. All
                    ------------------------------------------
representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Consent, Waiver and Amendment, shall survive the execution and delivery of this Consent, Waiver and Amendment and the other Loan Documents, and no investigation by Agent or Lenders or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely thereon.

                 B. Reference to Agreement. The Agreement, each of the Loan
                    ----------------------
Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                 C. Agreement Remains in Effect. The Agreement and the Loan
                    ---------------------------
Documents, as amended hereby, remain in full force and effect and the Borrowers ratify and confirm their agreements and covenants contained therein. Parent and the Borrowers hereby confirm that, after giving effect to this Consent, Waiver and Amendment, no Event of Default or Default exists as of the effective date thereof.

                 D. Severability. Any provision of this Consent, Waiver and
                    ------------
Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Consent, Waiver and Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                 E. APPLICABLE LAW. THIS CONSENT, WAIVER AND AMENDMENT SHALL
                    --------------
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT ISSUES WITH RESPECT TO THE CREATION, PERFECTION, AND ENFORCEMENT OF LIENS UNDER DIVISION 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF CALIFORNIA; PROVIDED, THAT,
                                                           --------  ----
THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                 F. Successors and Assigns. This Consent, Waiver and
                    ----------------------
Amendment is binding upon and shall inure to the benefit of Agent, the Lenders, Parent and the Borrowers and their respective successors and assigns; provided, however, that Parent and the Borrowers may not assign or
         --------  -------
transfer any of their rights or obligations hereunder without the prior written consent of the Lenders.

                 G. Counterparts. This Consent, Waiver and Amendment may be
                    ------------
executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                 H. Headings. The headings, captions and arrangements used
                    --------
in this Consent, Waiver and Amendment are for convenience only and shall not affect the interpretation of this Consent, Waiver and Amendment.

                 I. NO ORAL AGREEMENTS. THIS CONSENT, WAIVER AND AMENDMENT,
                    ------------------
TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE AGENT, THE LENDERS,

PARENT AND THE BORROWERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE AGENT, THE LENDERS, PARENT AND THE BORROWERS.

                                    *****

         IN WITNESS WHEREOF, the parties have executed this Consent, Waiver and Amendment on the date first above written.

                                          "PARENT"

                                          CENVEO, INC.,
                                          a Colorado corporation

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________



                                          "BORROWERS"

                                          CENVEO CORPORATION,
                                          a Delaware corporation

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________



                                          CENVEO SERVICES, LLC,
                                          a Colorado limited liability company

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________



                                          DISCOUNT LABELS, INC.,
                                          an Indiana corporation

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________





                                     S-1
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

                                          CENVEO WEST, INC.,
                                          a Delaware corporation

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________



                                          CENVEO GOVERNMENT PRINTING, INC.,
                                          a Colorado corporation

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________



                                     S-2
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

         The undersigned (the "U.S. Guarantors"), (i) consent to and approve
                               ---------------
the execution and delivery of this Consent, Waiver and Amendment by the parties hereto, (ii) agree that this Consent, Waiver and Amendment does not and shall not limit or diminish in any manner the obligations of each of the U.S. Guarantors pursuant to the guarantees delivered in connection with the Agreement (the "U.S. Guarantees") by each of the undersigned and that such
                ---------------
obligations would not be limited or diminished in any manner even if the U.S. Guarantors had not executed this Consent, Waiver and Amendment, (iii) agree that this Consent, Waiver and Amendment shall not be construed as requiring the consent of the U.S. Guarantors in any other circumstance, (iv) reaffirm each of their obligations under the U.S. Guarantees, and (v) agree that the U.S. Guarantees remains in full force and effect and each is hereby ratified and confirmed.


"U.S. GUARANTORS"

CENVEO, INC.,
a Colorado corporation

By:___________________________
Name:_________________________
Title:________________________



CENVEO INTERNATIONAL HOLDINGS, INC.,
a Colorado corporation

By:___________________________
Name:_________________________
Title:________________________



CENVEO TEXAS FINANCE, LP,
a Texas limited partnership

By:  Cenveo Corporation,
     a Delaware corporation
Its: General Partner

     By:___________________________
     Name:_________________________
     Title:________________________


                                     S-3
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

MMTP HOLDINGS, INC.,
a Colorado corporation

By:___________________________
Name:_________________________
Title:________________________



COLORHOUSE CHINA, INC.,
a Colorado corporation

By:___________________________
Name:_________________________
Title:________________________



CENVEO COMMERCIAL OHIO, LLC,
a Colorado limited liability company

By:___________________________
Name:_________________________
Title:________________________



CENVEO RESALE OHIO, LLC,
a Colorado limited liability company

By:___________________________
Name:_________________________
Title:________________________


                                     S-4
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

         The undersigned (the "Canadian Guarantors"), (i) consent to and
                               -------------------
approve the execution and delivery of this Consent, Waiver and Amendment by the parties hereto, (ii) agree that this Consent, Waiver and Amendment does not and shall not limit or diminish in any manner the obligations of each of the Canadian Guarantors pursuant to the guarantees delivered in connection with the Agreement (the "Canadian Guarantees") by each of the undersigned
                         -------------------
and that such obligations would not be limited or diminished in any manner even if the Canadian Guarantors had not executed this Consent, Waiver and Amendment, (iii) agree that this Consent, Waiver and Amendment shall not be construed as requiring the consent of the Canadian Guarantors in any other circumstance, (iv) reaffirm each of their obligations under the Canadian Guarantees, and (v) agree that the Canadian Guarantees remains in full force and effect and each is hereby ratified and confirmed.

"CANADIAN GUARANTORS"

CENVEO ALBERTA FINANCE, LIMITED
PARTNERSHIP, a limited partnership organized under the laws of the Province of Alberta

By:___________________________
Name:_________________________
Title:________________________



CENVEO MCLAREN MORRIS AND TODD
COMPANY, a company organized under the laws of the Province of Nova Scotia

By:___________________________
Name:_________________________
Title:________________________



CENVEO MM&T PACKAGING COMPANY,
a company organized under the laws of the Province of Nova Scotia

By:___________________________
Name:_________________________
Title:________________________


                                     S-5
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

SUPREMEX INC.,
a company organized under the laws of Canada

By:___________________________
Name:_________________________
Title:________________________



CENVEO CANADA LEASING COMPANY INC.,
a company organized under the laws of the Province of Nova Scotia

By:___________________________
Name:_________________________
Title:________________________



PNG INC.,
a company organized under the laws of the Province of Ontario

By:___________________________
Name:_________________________
Title:________________________



INNOVA ENVELOPE INC. - ENVELOPPE INNOVA INC., a company organized under the laws of the Province of Ontario

By:___________________________
Name:_________________________
Title:________________________




                                     S-6
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

"AGENT"

BANK OF AMERICA, N.A.,
as the Agent

By:___________________________
Name:_________________________
Title:________________________



                                     S-7
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

BANK OF AMERICA, N.A.,
as a Lender

By:___________________________
Name:_________________________
Title:________________________


                                    S-8
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:___________________________
Name:_________________________
Title:________________________


                                     S-9
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:___________________________
Name:_________________________
Title:________________________


                                     S-10
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:___________________________
Name:_________________________
Title:________________________


                                     S-11
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

WELLS FARGO FOOTHILL, INC.,
as a Lender

By:___________________________
Name:_________________________
Title:________________________


                                     S-12
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement


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


"LENDERS"

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:___________________________
Name:_________________________
Title:________________________


                                     S-13
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

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"LENDERS"

THE CIT GROUP/BUSINESS CREDIT,
INC., as a Lender


By:___________________________
Name:_________________________
Title:________________________


                                     S-14
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:___________________________
Name:_________________________
Title:________________________


                                     S-15
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

MERRILL LYNCH CAPITAL,
a division of Merrill Lynch Business
Financial Services Inc., as a Lender

By:___________________________
Name:_________________________
Title:________________________


                                     S-16
                     Consent, Waiver and Amendment No. 4
                       to Second Amended and Restated
                              Credit Agreement


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

                                 SCHEDULE 1

         Reference is made to the Acquisition Agreement dated as of March 17, 2006 (the "ACQUISITION AGREEMENT") among Cenveo, Inc., a Colorado corporation ("PARENT"), Cenveo Corporation, a Delaware corporation ("CENVEO"), and Supremex Income Fund, an unincorporated open-ended trust established under the laws of the Province of Quebec ("SUPREMEX INCOME FUND"). Capitalized terms used but not defined in this Schedule 1 have the meanings assigned to them in the Acquisition Agreement.

         o Parent will make a CDN$10,000,000 contribution to the Supremex employee pension plan in the manner described in
                  Section 5.7 of the Acquisition Agreement.

         o Cenveo and Parent shall cause Supremex Inc., a company organized under the laws of Canada ("SUPREMEX"), to transfer its loan receivable from Cenveo McLaren Morris and Todd Company ("MM&T") (currently in the approximate amount of CDN$18 million) to Cenveo Alberta Finance LP ("CENVEO ALBERTA") in partial satisfaction of a loan payable (the "SUPREMEX LOAN PAYABLE") by Supremex to Cenveo Alberta.

         o Cenveo and Parent shall cause the continuation of Cenveo Canada Leasing Company Inc. ("CENVEO CANADA") under the Canada Business Corporations Act ("CBCA").

         o Cenveo and Parent shall cause the Amalgamation (the amalgamation of Supremex with Cenveo Canada, to form Amalco) to occur.

         o Parent will make a CDN$3,757,000 contribution to the Supremex employee pension plan in the manner described in
                  Section 5.7 of the Acquisition Agreement.

         o Cenveo and Parent shall cause Cenveo West, Inc. ("CENVEO WEST"), a wholly-owned subsidiary of Cenveo and the limited partner of Cenveo Texas Finance LP ("TEXAS LP"), to be merged into Cenveo.

         o Cenveo and Parent shall cause Cenveo International Holdings, Inc., a wholly-owned subsidiary of Cenveo ("CENVEO INTERNATIONAL"), to be merged into Cenveo.

         o Cenveo and Parent shall cause PNG Inc., a company organized under the laws of the Province of Ontario ("PNG"), and Innova Envelope Inc. - Enveloppe Innova Inc., a company organized under the laws of the Province of Ontario ("INNOVA"), each wholly-owned subsidiaries of Amalco, to be liquidated.

                                     1

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         o        Cenveo and Parent  shall cause  Amalco to sell its shares
                  of MM&T to Cenveo for US$6.5  million in cash.

         o Cenveo and Parent shall cause Amalco to sell to Cenveo certain real property and improvements located in Portland, Oregon (the "PORTLAND FACILITY") and St. Louis, Missouri (the "ST. LOUIS FACILITY") for US$11 million in the aggregate.

         o Amalco shall transfer a facility it owns in Omemee, Ontario to an affiliate of Parent for nominal consideration.

         o Amalco will repay all its loans and advances payable other than the loan payable to Alberta Finance LC as of the date of the Acquisition Agreement.

         o Supremex Income Fund shall cause AcquisiCo (4273681 Canada Inc., a corporation organized under the CBCA) to be organized and shall subscribe for 100 shares of AcquisiCo for nominal consideration.

         o Supremex Income Fund shall cause AcquisiCo to cause a new Delaware corporation ("BUFFALO ENVELOPE INC.") to be organized and shall cause AcquisiCo to subscribe for the common stock of Buffalo Envelope Inc. (the capital stock so acquired by AcquisiCo shall constitute all of the outstanding capital stock of Buffalo Envelope Inc.) for nominal consideration.

         o Supremex Income Fund shall enter into a cost support agreement with AcquisiCo, in form and substance satisfactory to Cenveo and Parent, pursuant to which AcquisiCo shall agree to pay all expenses incurred in connection with the public offering of Units pursuant to the Underwriting Agreement (including, without limitation, the transactions contemplated by the Acquisition Agreement and the fees of the underwriters under the Underwriting Agreement).

         o Supremex Income Fund, Cenveo and Parent shall cause the closing under the Asset Purchase Agreement to occur (the assets sold pursuant thereto being the "BUFFALO ASSETS").

         o Cenveo shall sell to Supremex Income Fund all the shares of Amalco.

                                     2